UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 22, 2023 (November 21, 2023)

Stellus Capital Investment Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00971	46-0937320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Post Oak Parkway, Suite 2200 Houston, Texas		77027
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 292-5400

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SCM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 21, 2023, Stellus Capital Investment Corporation (the “Company”) entered into the Fourth Amendment to Amended and Restated Senior Secured Revolving Credit Agreement (the “Fourth Amendment Agreement”) by and among the Company, as the borrower, Zions Bancorporation, N.A. dba Amegy Bank (“Amegy Bank”), as the administrative agent, and the lenders that are party thereto from time to time (collectively, the “Lenders”). The Fourth Amendment Agreement further amends the Amended and Restated Senior Secured Revolving Credit Agreement dated September 18, 2020 (as amended by the First Amendment and Commitment Increase to Amended and Restated Senior Secured Revolving Credit Agreement, dated December 22, 2021, the Second Amendment to Amended and Restated Senior Secured Revolving Credit Agreement dated February 28, 2022, and the Third Amendment and Commitment Increase to Amended and Restated Senior Secured Revolving Credit Agreement, dated May 13, 2022, the “Existing Credit Facility”) by and among the Company, Amegy Bank, as the administrative agent, and the Lenders that are party thereto from time to time. The Fourth Amendment Agreement, among other things, (i) decreases the maximum commitment under the Existing Credit Facility from $265,000,000 to $260,000,000, (ii) increases the maximum accordion limit from $315,000,000 to $350,000,000, (iii) authorizes the replacement of CDOR with a CORRA benchmark rate to be agreed for advances in Canadian Dollars, (iv) extends the Commitment Termination Date to November 21, 2027 and Final Maturity Date to November 21, 2028, and (v) reduces the Company's interest coverage ratio requirement from 2.00:1.00 to 1.75:1.00.

Capitalized terms under this Item 1.01, unless otherwise defined herein, have the meaning ascribed to them under the Existing Credit Facility. The description above is only a summary of the material provisions of the Fourth Amendment Agreement and is qualified in its entirety by reference to a copy of the Fourth Amendment Agreement, which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information contained in Item 1.01 to this current report on Form 8-K is by this reference incorporated in this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Fourth Amendment to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of November 21, 2023, among Stellus Capital Investment Corporation, the lenders party thereto, and Zions Bancorporation, N.A. dba Amegy Bank, as the administrative agent.

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2023	STELLUS CAPITAL INVESTMENT CORPORATION

	By:	/s/ W. Todd Huskinson
W. Todd Huskinson
Chief Financial Officer